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                                                                Exhibit 10.16(b)
                                                                ----------------

                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE is dated as of March 28, 2000 between THE BREWERY WORKS, INC. ("Landlord") and M&I DATA SERVICES, a division of Marshall & Ilsley Corporation ("Tenant").

                                    RECITALS

     A. Landlord and Tenant entered into an Office Lease dated as of March 9, 2000 (the "Lease") for approximately 50,547 square feet of space in a building known as the 1515 RiverCenter Drive Building in the Schlitz Park Complex in Milwaukee, Wisconsin.

     B. Landlord and Tenant now desire to amend the Lease in accordance with the terms hereof.

                                   AGREEMENTS

     Now therefore, in consideration of the Recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Section 41B is hereby deleted from the Lease in its entirety. Tenant agrees that Tenant shall not have an option to expand into the Mezzanine Space (as such term is defined section 41B). Tenant shall retain the expansion options set forth in sections 41A and 41C of the Lease in accordance with the terms of such sections.

     2. All other terms and conditions of the Lease not inconsistent with the foregoing shall remain in full force and effect.

     Executed as of the date first written above.

                                        THE BREWERY WORKS, INC.

                                        BY  /s/Gary Grunau
                                            -----------------------------
                                          Its President
                                              -------------------------

                                        M & I DATA SERVICES, a division of
                                        Marshall & Ilsley Corporation

                                        BY /s/ Peter J. Tallian
                                           -----------------------------
                                          Its Chief Financial Officer
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